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                                                                   Exhibit 10(u)

                                 LEASE AGREEMENT


        THIS LEASE AGREEMENT, made this 1st day of August, 1997, by and between Edwin Kanemoto, Dale Kanemoto and Karen K. Wood, as Landlord, and SweetWater, Inc., as Tenant.

        WITNESSETH, THAT, in consideration of the covenants herein, it is agreed:

                              1. LEASE OF PREMISES.

        The Landlord hereby leases to the Tenant, and the Tenant hereby leases from the Landlord, the land and building located at 1140 Boston Avenue, Unit A (Exhibit A -- attached square foot diagram) Longmont, CO 80501, together with all appurtenances thereto, and all fixtures attached thereto, in present condition.

                            2. CONDITION OF PROPERTY.

        Tenant has examined, and accepts the building, improvements, and any fixtures, in present condition. No representation, statement or warranty, expressed or implied, has been made by or on behalf of Landlord as to such condition, or as to the use that may be made of such property. In no event shall the Landlord be liable for any defect in such property or for any limitation on its use. Except as otherwise provided in this Lease, Tenant shall return the property to Landlord upon expiration or termination of this Lease, in present condition, ordinary wear and tear excepted.

                                    3. TERM.

        The term of this Lease shall be 36 months, commencing at noon on October 1, 1997, (See Paragraph 26(C) and ending at noon on September 30, 2000, unless sooner terminated in accordance of the provisions hereof.

        A. HOLDOVER. Should the Tenant hold over and remain in possession of the leased property after the expiration of this lease without the Landlord's consent, it shall not be deemed or construed to be a renewal or an extension of this lease but shall only operate to create a month to month tenancy which may be terminated by the Landlord or Tenant at the end of any month upon thirty days prior written notice to the other party.

        B. OPTION TO EXTEND. Tenant shall have the right to extend the term of this Lease for an additional 3 years. This option shall be valid only if all of Tenant's obligations in this Lease have been fully performed and all defaults, if any, have been cured. The option may be exercised only if Tenant gives Landlord written notice of their intent to extend at least 60


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days prior to the expiration of the initial term. Rental rate shall be current market rate at time of notification of intent to extend.

                           4. DELIVERY OF POSSESSION.

        The Tenant shall be entitled to possession of the leased premises at noon on the date of commencement of the lease term.

                                   5. RENTAL.

        Tenant shall pay to the Landlord, at such place as the Landlord may designate in writing the following rent:

        A. Base Rental. Base rental of $216,412.50 for the first initial term of this lease, payable in installments of $6,011.46 per month commencing October 1, 1997, and continuing until September 30, 2000, due in advance on the first day of each month. If the lease term includes only a part of any month, rental for such part of a month shall be prorated accordingly and added to the next monthly rent and paid in advance.

        B. Late Charge. Tenant will pay a late charge equal to five percent of any rental payment not paid within 10 days of when due.

        C. Monthly rent shall be increased by $512.00 for estimated property tax expense.

                                     6. USE.

        The Tenant may use and occupy the leased property for purposes of manufacture/distribution of water treatment devices or related products, and Tenant shall not use or occupy nor permit the leased property or any part thereof to be used or occupied for any unlawful business, use or purpose, nor for any business, use, or purpose deemed extrahazardous, nor for any purpose or in any manner which is in violation of any present or future governmental laws or regulations. It shall be Tenant's sole and exclusive responsibility to meet all fire and safety regulations of any governmental entity having jurisdiction over the leased premises, at Tenant's sole expense. Tenant shall not allow any odors, fumes, or vibrations on the leased premises, or any noise thereon which would cause disruption of normal activities on adjacent premises. The Tenant shall indemnify the Landlord against all costs, expenses, liabilities, losses, damages, injunctions, suits, fines, penalties, claims, and demands, including reasonable attorney's fees, arising out of any violation of or default in this covenant by Tenant.

                       7. POSSESSION AND QUIET ENJOYMENT.

        The Tenant, upon the payment of the rent herein reserved and upon the performance of all the terms of this lease, shall at all times during the lease term and during any extension


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or renewal term, peaceably and quietly possess and enjoy the leased property without any disturbance from the Landlord or from any other person claiming through the Landlord.


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                           8. MAINTENANCE AND REPAIRS.

        The Landlord shall be responsible for maintenance and repairs required to maintain the structural portions and the roof of the building on the leased property, the exterior finish of such building, and the parking lot on the subject property; all to be maintained in present condition at the sole cost and expense of the Landlord. All other maintenance and repairs shall be performed by Tenant, at its own expense, including all necessary repairs and replacements to pipes, heating/air-conditioning systems, plumbing systems, electrical systems, window glass, doors, fixtures, interior decorations, and all other appliances and appurtenances belonging thereto, however that all replacement or major repairs to the plumbing, heating, or electrical systems on the leased property, which occur the first year and are not necessitated by the negligence of the Tenant, shall be paid by Landlord. Such repairs and replacements, interior and exterior, ordinary as well as extraordinary, shall be made promptly, as and when necessary. All such repairs and replacements shall be in quality and class at least equal to the original work. On default of the Tenant in making such repairs or replacements, the Landlord may, but shall not be required to, make such repairs and replacements for the Tenant's account, and the expense thereof shall constitute and be collectable as additional rent, together with interest thereon at the rate of eighteen percent per annum until paid. Tenant shall not allow or permit any waste of the leased premises, and shall keep the leased grounds free from accumulations of trash or debris.

                          9. CONDITION UPON SURRENDER.

        The Tenant shall vacate the leased property in the same condition and repair in which the property now is, ordinary wear and tear excepted and shall remove all of the Tenant's property therefrom so that the Landlord can repossess the leased property not later than noon on the day upon which this lease or any extension thereof ends, whether upon notice or by holdover or otherwise. The Landlord shall have the same rights to enforce this covenant by ejectment and for damages or otherwise as for the breach of any other condition or covenant of this lease. Except as otherwise provided herein, the Tenant may at any time prior to or upon the termination of this lease or any renewal or extension thereof, remove from the leased property all materials, equipment, and property of every other sort of nature, installed by the Tenant thereon, provided that such property is removed without substantial injury to the leased property. No injury shall be considered substantial if it is promptly corrected by restoration to the condition prior to the installation of such property. Any such property not removed shall become the property of the Landlord.

                                10. ALTERATIONS.

        The Tenant shall have the right, from time to time, to make all such nonstructural alterations and improvements to the leased property as may be reasonably necessary or appropriate, for the conduct of the Tenant's business, provided that prior to commencement of any such work, the Landlord shall in each case have approved in writing the plans and specifications for such work. If within fourteen days after such plans and specifications are


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submitted by the Tenant to the Landlord for such approval, the Landlord shall have not given the Tenant notice of disapproval, such plans and specifications shall be considered approved by the Landlord. All work done by Tenant shall confirm to all applicable governmental regulations and requirements with all required permits to be paid for by Tenant. If any such work done by Tenant causes damage to the structural portions or roof of any building on the leased premises, then the costs of all maintenance and repairs to such damaged parts or roof of any such building shall thereafter be the responsibility of Tenant. Notwithstanding the fact that alterations may be made by the Tenant, during the lease term or any renewal or extension of such term, the Tenant shall have the duty to return the leased premises, upon termination or expiration of the lease, to the Landlord in the same condition as when received by the Tenant, ordinary wear and tear excepted; provided, however, that Landlord shall have the option to require Tenant to leave all such alterations, improvements and fixtures in place, in which the same shall be and remain the property of Landlord. Further, in connection with any improvements and alterations to the leased premises, Tenant shall indemnify the Landlord from any lien arising out of any such work performed or materials furnished, and shall indemnify and hold harmless the Landlord from any liability or loss, of any type or nature, including reasonable attorney's fees, arising out of any lien or claim based on work performed or materials furnished. Landlord shall have the right to require Tenant to furnish adequate bond or other security acceptable to Landlord for payment of any such work performed by Tenant, and shall have the right to require adequate lien waivers on any such work performed by Tenant. Landlord shall also have the right to post notice of nonliability for any such work, or appropriate places in the leased premises. Any checks written by Tenant for said work shall include a restrictive endorsement waiving all rights to mechanic's liens.

                           11. TAXES AND ASSESSMENTS.

        A. Tenant shall be liable for and agrees to pay all of the real property taxes and assessments levied or assessed against the leased premises and improvements thereon during the term of this Lease or any extension thereof. Any partial years will be prorated accordingly. This paragraph is intended to include all real estate taxes and assessments of every kind and nature whatsoever, which may be levied, imposed or assessed by any level of government including municipal and county government, or by any special district. If applicable, Tenant shall pay to Landlord within 10 days from receipt of bill for said taxes & assessments.

        B. The Tenant shall be liable for and agrees to pay all of the personal property taxes and assessments levied or assessed against personal property and fixtures placed in or upon the leased premises by the Tenant. This paragraph is intended to include all the personal property taxes and assessments of every kind and nature whatsoever, which may be levied, imposed or assessed by any level of government including municipal and county government, or by any special district.


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                                 12. UTILITIES.

        The Tenant shall pay all charges prior to delinquency, for gas, water, sewer, electricity, trash and telephone or other communication services or other utilities used, rendered, or supplied, upon or in connection with the liability or damages on any such account.

                                  13. INSURANCE

        Landlord shall maintain property insurance on the building improvements of which cost shall be billed to the Tenant as additional rent.

        The Tenant shall keep the leased property fully insured throughout the term of this lease against the following:

        A. Liability. Claims for personal injury or property damage under a policy of general public liability insurance, with such limits as may be reasonably requested by the Landlord from time to time, but not less than $500,000.00/$1,000,000.00 in respect of bodily injury, and $50,000.00 for property damage.

        B. Other. Against such other hazards and in such amounts as the holder of any mortgage or deed of trust to which this lease is subordinate may require from time to time.

        C. Waiver of Subordination. Landlord hereby releases Tenant, and Tenant hereby releases Landlord, and their respective officers, agents, employees and servants, from any and all claims or demands for damages, loss, expense or injury to the demised premises, or to the furnishings and fixtures and equipment, or inventory or other property of either Landlord or Tenant in, about or upon the demised premises, as the case may be, which be caused by or result from perils, events or happenings which are the subject of insurance carried by the respective parties and in force at the time of any such loss; provided, however, that such waiver shall be effective only to the extent permitted by the insurance covering such loss and to the extent such insurance is not prejudiced thereby or the expense of such insurance is not thereby increased.

                               14. RIGHT OF ENTRY.

        The Landlord and its representative may enter the leased property at any reasonable time for the purpose of inspecting the leased property, performing any work which the Landlord elects to undertake made necessary by reason of Tenant's default under the terms of this lease, exhibiting the leased property for sale, lease, or mortgage financing, or posting notices of nonresponsibility under any mechanic's lien law.


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                              15. CASUALTY DAMAGE.

a. If the premises or the building are damaged by fire or other insured casualty, Landlord will give Tenant written notice of the time that Landlord has determined in its reasonable discretion will be needed to repair the damage, and the election (if any) that Landlord has made according to this section. The notice will be given before the tenth day (the "notice day") after the fire or other insured casualty.

b. If the premises or the building are damaged by fire or other insured casualty to the extent that it can be repaired within sixty (60) days after the notice date, Landlord will promptly begin to repair the damage after the notice date and will diligently pursue the completion of such repair. In that event, this lease will continue in full force and effect except that monthly rent will be abated on a pro rata basis from the date of the damage until the date of the completion of such repairs (the "repair period") based on the proportion of the rentable area of the premises that Tenant is unable to use during the repair period.

c. If the premises or the building are damaged by fire or other insured casualty to an extent Landlord has determined in its sole discretion can not be repaired within one hundred twenty (120) days after the notice date, the (1.) Landlord may cancel this lease as of the date of the damage by written notice given to Tenant on or before the notice date or (2.) Tenant may cancel this least as of the date of the damage by written notice given to Landlord if repairs cannot be completed within sixty (60) days as set forth in (b) above. If neither Landlord nor Tenant so elects to cancel this lease, Landlord will diligently proceed to repair the building and premises and monthly rent will be abated on a pro rata basis during the repair period based on the proportion of rentable area of the premises that Tenant is unable to use during the repair period.

d. If the premises or the building are damaged by uninsured casualty, or if the proceeds of insurance are insufficient to pay for the repair of any damage to the premises or the building, Landlord will have the option either to elect to repair the damage or to cancel this lease as of the date of the casualty by written notice to Tenant on or before the notice date.

e. If any damage by fire or other casualty is the result of the willful conduct or negligence or failure to act of Tenant, its agents, contractors, employees or invitees, monthly rent will not be abated. Tenant will have no right to terminate this lease on account of any damage to the premises, the building, or the project, except as set forth in this lease.

                                16. CONDEMNATION.

        If the whole of the leased property or such portion thereof which will make the leased property unsuitable for the purposes herein leased, is condemned for any public use or purpose by any legally constituted authority, then in either of such events this lease shall cease from the time when possession is taken by such public authority, and rental shall be accounted for between the Landlord and the Tenant as of the date of the surrender of possession. Such


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termination shall be without prejudice to the rights of either the Landlord or the Tenant to recover compensation from the condemning authority for any loss or damage caused by such condemnation. Neither the Landlord nor the Tenant shall have any rights in or to any award made to the other by the condemning authority.

                         17. ASSIGNMENT AND SUBLETTING.

        The Tenant shall not assign, mortgage, or encumber this lease, nor sublet or permit the leased property or any part thereof to be used by others, without the prior written consent of the Landlord in each instance. Such consent will not be unreasonably withheld. If this lease is assigned, or if the leased property or any part thereof is sublet, or occupied by anyone other than the Tenant, the Landlord may, after default by the Tenant, collect rent from the assignee, sub-tenant, or occupant and apply the net amount collected against all rent herein reserved. No such assignment, subletting, occupancy, or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, sub-tenant, or occupant as tenant, or a release of Tenant from further performance by the Tenant of the covenants in this lease. The consent by the Landlord to an assignment or subletting shall not be construed to relieve the Tenant from obtaining the consent in writing of the Landlord to any further assignment or subletting.

                         18. SUBORDINATION TO MORTGAGE.

        This lease shall be subject and subordinate at all times to the lien of any existing mortgages and trust deeds and mortgages and trust deeds which hereafter may be made a lien on the leased property. Although no instrument or act on the part of the Tenant shall be necessary to effectuate such subordination the Tenant will, nevertheless, execute and deliver such further instruments subordinating this lease to the lien of any such mortgages or trust deeds as may be desired by the mortgagee or holder of such trust deeds. The Tenant hereby appoints the Landlord as his attorney in fact, irrevocably, to execute and deliver any such instrument for the Tenant. Tenant further agrees at any time and from time to time upon not less than ten days prior written request by Landlord, to execute, acknowledge, and deliver to Landlord a statement in writing certifying that this lease agreement is unmodified and a statement in writing certifying that this lease agreement is unmodified and is in full force and effect (or if there have been modifications, that the lease is in force and effect as modified, and stating the modifications); that there have been no defaults thereunder by Landlord of Tenant (or if there have been defaults, setting forth the nature thereof), and the date to which the rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this requirement may be relied upon by any prospective lender or by any prospective purchaser of all or any portion of Landlord's interest therein, or by the holder of any existing mortgage or deed of trust encumbering the leased premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (1) that this lease is in full force and effect, without modification except as may be represented by Landlord; (2) that there are no uncured defaults in Landlord's performance; and (3) that not more than one month's rent has been paid in advance. Further, upon request, Tenant shall supply to Landlord a corporate resolution


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certifying that the party signing this statement on behalf of Tenant is properly authorized to do so, if Tenant is a corporation.

                                 19. INDEMNITY.

        The Tenant shall indemnify and hold harmless the Landlord from and against all liabilities, penalties, damages, judgments, and expenses, including reasonable attorney's fees incurred by Landlord in defending or satisfying any claim of any type or nature, including personal injury claims or property damage claims, arising out of the use, occupancy, or control of the leased property or any of its appurtenances by Tenant.

                                  20. SECURITY.

        The Tenant has deposited with the Landlord the sum of $6,011.46 as security for the full and faithful performance by the Tenant of all the terms of this lease required to be performed by the Tenant. Such sum shall be returned to the Tenant within 30 days after the expiration of this lease, provided the Tenant has fully and faithfully carried out all of its terms. Otherwise, the Landlord may use, apply, or retain the whole or any part of such amount to the extent required for the payment of any rent or other obligation as to which the Tenant is in default under the terms of this lease. In such event Tenant shall upon written demand from Landlord, forthwith remit to Landlord a sufficient amount in cash to restore such deposit to its original amount. Landlord shall have the right to transfer such security to the purchaser to be held under the terms of this lease, and the Landlord shall thereupon be released from all liability for the return of such security to the Tenant, and the Tenant shall look solely to the new Landlord for the return of such security. The Tenant shall not assign nor encumber the money deposited as security, and neither the Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance.

                                  21. DEFAULT.

        The occurrence of any of the following shall constitute an event of default: (1) Delinquency in the due and punctual payment of any rent or additional rent payable under this lease when such rent shall become payable.
(2) Delinquency by the Tenant in the performance of or compliance with any of the conditions contained in this lease other than those referred to in the foregoing subparagraph (1), for a period of thirty days after written notice thereof from the Landlord to the Tenant, except for any default not susceptible of being cured within such thirty day period, in which event the time permitted to the Tenant to cure such default shall be extended for as long as shall be necessary to cure such default, and provided further that such period of time shall not be so extended as to jeopardize the interest of the Landlord in this lease or so as to subject the Landlord or the Tenant to any civil or criminal liabilities. (3) Filing by the Tenant in any court pursuant to any statute, either of the United States or any state, of a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a portion of the Tenant's property, or an assignment by the Tenant for the benefit of creditors. (4) Filing against the Tenant in any court pursuant to any statute, either


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of the United State or of any state, of a petition in bankruptcy or insolvency, or for reorganization, or for appointment of a receiver of trustee of all or a portion of the Tenant's property, if within ninety days after the commencement of any such proceeding against the Tenant such petition shall not have been dismissed.

        A. Upon the occurrence of an event of default, the Landlord at any time thereafter may give written notice to the Tenant specifying such event of default and stating that this lease shall expire on the date specified in such notice, which shall be at least three days after the giving of such notice, and upon the date specified in such notice this lease and all rights of the Tenant shall terminate. Upon the expiration of this lease pursuant to this article, the Tenant shall peacefully surrender the leased property to the Landlord, and the Landlord, upon or at any time after any such expiration, may without further notice re-enter the leased property and repossess it by force, and remove the Tenant and all other persons and property from the leased property and may have, hold, and enjoy the leased property and the right to receive all rental income therefrom. If statutory notice, in accordance with the laws of the State of Colorado, of such default is given to Tenant by Landlord, demanding payment of rent or possession, such demand shall not constitute an election of remedies by Landlord and Landlord reserves the right to seek damages and future rents due under the lease for the balance of the term, notwithstanding Tenant's election to surrender possession pursuant to any such demand made by Landlord.

        B. At any time after any such expiration, the Landlord may relet the leased property or any part thereof, in the name of the Landlord or otherwise, for such term (which may be greater or less than the period which would otherwise have constituted the balance of the term of this lease) and on such conditions (which may include concessions or free rent) as the Landlord, in its uncontrolled discretion, may determine, and may collect and receive the rent therefor. The Landlord shall in no way be responsible or liable for any failure to relet the leased property or any part thereof, or for any failure to collect any rent due upon any such reletting.

        C. No such expiration of this lease shall relieve the Tenant of its liability and obligations under this lease, and such liability and obligations shall survive any such expiration. In the event of any such expiration, whether or not the leased property or any part thereof shall have been relet, the Tenant shall pay to the Landlord the rent and additional rent required to be paid by the Tenant up to the time of such expiration, and thereafter the Tenant, until the end of which would have been the term of this lease in the absence of such expiration, shall be liable to the Landlord for, and shall pay to the Landlord, as and for liquidated and agreed current damages for the Tenant's default: (1) The equivalent of the amount of the rent and additional rent which would be payable under this lease by the Tenant if this lease were still in effect, less
(2) The net proceeds of any reletting effected pursuant to the provisions of paragraph B of this article, after deducting all the Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorney's fees, alteration costs, and expenses of preparation of such reletting.


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        D. The Tenant shall pay such current damages, herein called deficiency, to the Landlord monthly on the days on which the rent and additional rent would have been payable under this lease if this lease were still in effect, and the Landlord shall be entitled to recover from the Tenant, and the Tenant shall pay to the Landlord, on demand, as and for liquidated and agreed final damages for the Tenant's default, an amount equal to the difference between the rent and additional rent reserved hereunder for the unexpired portion of the lease term and the then fair and reasonable rental value of the leased property for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the leased property for the period for which such installment was payable shall be discounted to the date of termination at the rate of eight percent per annum. If the leased property or any part thereof is relet by the Landlord for the unexpired term of this lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission, or tribunal, the amount of rent reserved upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part or the whole of the leased property so relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

        E. The Tenant hereby expressly waives, so far as permitted by law, the service of any notice of intention to reenter provided for in any statute, or of the institution of legal proceedings to that end. The Tenant, for and on behalf of itself and all persons claiming through or under the Tenant, also waives any right of redemption or reentry or repossession or to restore the operation of this lease in case the Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in the case of reentry or repossession by the Landlord. In case of any litigation under this lease, the Landlord and the Tenant, so far as permitted by law, waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties hereto against the other on any matter arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, the Tenant's use of occupancy of the leased property, or any claim of injury or damage; and further agree that the party not in default shall be entitled to recover, from the party in default, all costs and reasonable attorney's fees incurred by the nondefaulting party in enforcing its rights under this lease agreement.

        F. The terms "enter", "reenter", "entry", or "reentry", as used in this lease are not restricted to their technical legal meaning.

        G. Any amounts not paid by Tenant to Landlord when due shall draw interest at the rate of eighteen percent per annum from due date until paid. Payment of such interest shall not excuse or cure any default by Tenant under this lease.


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        H. No assent express or implied, to any breach of one or more of the covenants or terms of this lease shall be deemed or construed to be a waiver of any succeeding or other breach.

        I. Notwithstanding anything to the contrary contained herein, Landlord's liability under this lease agreement shall be limited to Landlord's interest in the leased premises.

                    22. HAZARDOUS MATERIALS INDEMNIFICATION.

        Tenant and its agents, employees, contractors and invitees shall not engage in any business wherein hazardous substances are used or any hazardous materials released or threatened to be released, including, but not limited to, the business of generating, transporting, storing, treating or disposing of hazardous substances or hazard waste except in conformance with all applicable laws and regulations concerning the use, storage and transportation of hazardous materials. Hazardous Waste or Hazardous Materials shall include, but shall not be limited to, substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sec. 9601 et. seq.; or Colo. Rev. Stat. Sec. 25-16-101 et seq. or 25-15-101 et seq.; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. Sec. 1801 et seq.; and the Resource Conservation and Recovery Act of 1976, 42, U.S.C. Sec. 6901 et seq. or any amendments or supplements thereto. The leased Premises shall not be used for the storing or disposal of waste or for storing or disposal of hazardous substances during the term of the lease except in conformance with all applicable laws and regulations concerning the use, storage and transportation of hazardous materials.

        Tenant shall comply with all applicable environmental laws, rules and regulations concerning the Tenant's business. Tenant shall provide to Landlord copies of all reports required by environmental agencies within (15) fifteen days of filing.

        Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind and all costs and expenses incurred in connection therewith (including but not limited to attorneys' fees and expenses), arising directly or indirectly, in whole or in part, out of the presence on or under the leased Premises, of any Hazardous Materials (as defined herein) or any releases or discharges of any Hazardous Materials by Tenant or any employees, agents, contractors or subcontractors of Tenant or other persons occupying or present on the leased Premises, in connection with the handling, treatment, removal, storage, decontamination, cleanup, transport or disposal of any Hazardous Materials at any time located or present on, under or about the leases Premises. The foregoing indemnity shall further apply to any residual contamination on or under the leased Premises or affecting any natural resources and to any contamination of any of the leased Premises and/or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials and irrespective of whether any of such activities were or will be undertaken in accordance with


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
applicable laws, regulations, codes and ordinances. All obligations of Tenant hereunder shall survive and continue after the expiration of this lease or its earlier termination for any reason.

        For purposes of this Agreement, the terms "disposal," "release," "threatened release," "hazardous substances," and "hazardous wastes" shall mean and include any hazardous, toxic or dangerous waste, substance or material or any disposal, discharge, release or threatened release or any defined as such in any federal, state or local statute, law, ordinance, code, rule, regulations, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material as now or at any time hereafter in effect.

        Broker assumes no liability regarding any damages to property, default of lease or hazardous substances or materials used or released on property by Tenant.

                          23. MISCELLANEOUS PROVISIONS.

        The paragraph captions contained in this lease agreement are for convenience only and shall not in any way limit or be deemed to construe or interpret the terms or provisions hereof.

        Time is of the essence of this lease agreement and of all provisions herein.

        This lease agreement shall be construed and enforced in accordance with the laws of the State of Colorado.

        If any provisions of this lease agreement shall be declared invalid or unenforceable, the remainder of the lease agreement shall continue in full force and effect.

        This lease agreement contains the entire agreement between the parties, and any executory agreement hereafter made shall be ineffective to change, modify, or discharge it in whole or in part, unless such executor agreement is in writing and signed by the party against whom the enforcement of the change, modification or discharge is sought.

                                  24. NOTICES.

        Any notice from one party to another, required by the terms of this lease agreement, may be delivered in person to such party (delivery to one of two or more persons named as a party shall be effective notice to all), or shall be delivered by registered or certified mail, postage prepaid, and shall be deemed given one day after the date mailed, addressed to the respective parties as follows:

        LANDLORD:       EDWIN KANEMOTO, DALE KANEMOTO, KAREN K. WOOD
                        dba BOSTON PARTNERSHIP
                        203 South Main Street
                        Longmont, Colorado 80501

        TENANT:         SWEETWATER, INC.
                        1140 Boston Avenue, Unit A
                        Longmont, Colorado 80501


                         25. INTEGRATION AND AMENDMENT.

        The parties agree that this writing represents the entire agreement between them and that there are no oral or collateral agreements or understandings of any kind or character except those contained herein. Neither this agreement nor any term or provision hereof may be changed, waived, discharged or terminated orally, or in any manner other than by instrument in writing signed by the parties or their duly authorized agent. In the event that any provision of this lease shall be affected by such holding, and all of the remaining provisions of this lease shall continue in full force and effect pursuant to the terms hereof.

                              26. OTHER PROVISIONS.

        A. THE PRUDENTIAL LTM, REALTORS is not responsible for this lease form, its contents, its additions, or any deletions. THE PRUDENTIAL LTM, REALTORS recommends that this Lease Agreement only be used after consulting with competent legal counsel and tax advisor.

        B. Tenant may cancel lease with 90 days prior written notification during the 45 day period between the dates of June 1, 1998 to July 15, 1998. Tenant shall reimburse Landlord's unamortized expenses including, but not limited to, real estate leasing commission.

        C. The property is presently under lease until September 30, 1997. Present Tenant will make every effort to vacate the property between September 1, 1997 and September 15, 1997. The office portion will be the last to be vacated. 1140 Boston Avenue, Unit B, consisting of approximately 3,000 square feet, will be the first space vacated. This will be made available to SweetWater, Inc. Rent for period prior to October 1, 1997 will be $4.00 per square foot NNN under the same term as the lease agreement.

        D. This lease is subject to SweetWater, Inc. Board of Director approval prior to July 25, 1997. If Landlord is not notified in writing prior to this date, this condition shall be deemed waived and the lease agreement shall be in full force and effect.

        E. Edwin Kanemoto is a licensed Real Estate Broker in the State of Colorado and an owner of the property.

        F. Rental rate shall increase 3% on each anniversary date of the original lease term.

        G. Landlord will allow Tenant to construct a small wet lab area of approximately 800 square feet, increase electrical power to property and to install pneumatic air lines at Tenant's


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
cost. Landlord must approve location and design of Tenant improvements, approval shall not be unreasonably withheld.

        H. Tenant shall have first right of lease refusal on any adjacent space that becomes available during the term of this lease under the same lease terms. Said first right shall be for 24 hours after written notification.

                               27. BINDING EFFECT.

        This agreement shall bind and extend to the heirs, representatives, successors, and assigns of the parties hereto, if executed in duplicate by each party on or before __________________, 19__.

        IN WITNESS WHEREOF, the parties have executed this Lease Agreement on the date set forth opposite their respective signatures.

LANDLORD                                     TENANT

/s/Edwin S. Kanemoto                         SWEETWATER, INC.
--------------------
Edwin S. Kanemoto


/s/ Dale Kanemoto                            By: /s/ Eric M. Reynolds
-----------------                                --------------------
Dale Kanemoto                                    President


/s/ Karen K. Wood                            By: /s/ Patrick E. Thomas
-----------------                                ---------------------
Karen K. Wood                                   Secretary


STATE OF COLORADO    )
                     )  ss.
COUNTY OF BOULDER    )

        Subscribed and sworn to before me this 4th day of August, 1997 by Edwin
S. Kanemoto, Dale Kanemoto and Karen K. Wood, as Landlord.

        My commission expires: 9-7-97

                                             /s/ Barbara A. Leger
                                             --------------------
                                             Notary Public

                                             Address:  203 S. Main
                                                       Longmont, CO 80501

STATE OF COLORADO    )
                     )  ss.
COUNTY OF BOULDER    )


        Subscribed and sworn to before me this 1st day of August, 1997 by Eric Reynolds and Patrick E. Thomas, as Tenant.

        My commission expires: April 25, 1999


                                             /s/ Sally D. Davis
                                             ------------------
                                             Notary Public

                                             Address:  2505 Trade Centre Ave. #D
                                                       Longmont, CO 80503


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